SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2012

VolitionRX Limited

(Exact name of Company as specified in its charter)

Delaware	000-30402	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of Incorporation)

1 Scotts Road,

#24-05 Shaw Centre, Singapore, 228208

(Address of principal executive offices)

Telephone:  (201) 618-1750

Facsimile:  +65 6333 7235

(Registrant’s Facsimile Number)

150 Orchard Road

Orchard Plaza 08-02

Singapore 238841

(Registrant’s Former Address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

FORM 8-K

CURRENT REPORT

ITEM 8.01

OTHER EVENTS

On October 25, 2012, VolitionRX Limited, a Delaware corporation (the “Company”) relocated its principal executive offices from 150 Orchard Road, Orchard Plaza 08-02, Singapore 238841 to 1 Scotts Road, #24-05 Shaw Centre, Singapore, 228208.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VolitionRX Limited

Date: October 25, 2012	/s/ Cameron Reynolds
By: Cameron Reynolds
Its: Chief Executive Officer and President

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